Exhibit 10.4

February 8, 2013

The Greenbrier Companies, Inc.

One Centerpointe Drive, Suite 200

Lake Oswego, OR 97035

Re:	Second Amendment to Second Amended and Restated Credit Agreement, dated as of June 30, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The parties hereto agree that:

(i) The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. For purposes of clarification, the use of cash or money in the ordinary course of business or in a manner not otherwise expressly prohibited by the terms of this Agreement, in each case, shall not constitute a “Disposition” or to “Dispose” under this Agreement.

“Eurocurrency Rate” means,

(a) for any Interest Period with respect to a Eurocurrency Rate Loan, (i) the rate per annum equal to the British Bankers Association LIBOR Rate or the successor thereto if the British Bankers Association is no longer making a LIBOR rate available (“LIBOR”), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR at approximately 11:00 a.m. London time two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

(ii) Section 2.04(a) of the Credit Agreement is hereby amended to read as follows:

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender shall, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, make loans to the Borrower in Dollars (each a “Swing Line Loan”) from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that (i) after giving effect to any Swing Line Loan, (A) the Total Outstandings shall not exceed the Revolver Ceiling, and (B) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, (ii) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan and (iii) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.06, and reborrow under this Section 2.04. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.

(iii) Section 3.01 of the Credit Agreement is hereby amended to add a new clause (g) at the end of Section 3.01, immediately following clause (f), to read as follows:

(g) Notwithstanding anything to the contrary contained herein, if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.01(g), “FATCA” shall include any amendments made to FATCA after the Closing Date.

(iv) Section 7.05(h) of the Credit Agreement is hereby amended to read as follows:

(h) sales or other Dispositions of assets having a fair market value (as determined by the Borrower in its reasonable discretion) of less than $50,000,000 in the aggregate during the term of this Agreement;

(v) Schedule 2 to Exhibit D to the Credit Agreement is hereby deleted and replaced with Schedule 2 attached hereto.

This letter agreement is a Loan Document. All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

This letter agreement shall become effective upon the execution hereof by the Loan Parties, the Required Lenders and the Administrative Agent.

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or pdf shall be effective as an original.

[The remainder of this page is intentionally left blank.]

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Sincerely,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Assistant Vice President

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:	THE GREENBRIER COMPANIES, INC.,
an Oregon corporation

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Senior Vice President, Corporate Finance and Treasurer
SUBSIDIARY
GUARANTORS:	GUNDERSON LLC,
an Oregon limited liability company

	By:	/s/ Martin R. Baker
	Name:	Martin R. Baker
	Title:	Vice President

GREENBRIER LEASING COMPANY LLC,
an Oregon limited liability company

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Vice President

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

GREENBRIER RAILCAR LLC,
an Oregon limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

GUNDERSON RAIL SERVICES LLC,
an Oregon limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

GUNDERSON MARINE LLC,
an Oregon limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

GREENBRIER-CONCARRIL, LLC,
a Delaware limited liability company

By:	/s/ Martin R. Baker
Name:	Martin R. Baker
Title:	Vice President

GREENBRIER LEASING LIMITED PARTNER, LLC, a Delaware limited liability company

By:	Greenbrier Leasing Company LLC
Its:	Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Vice President

GREENBRIER MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:	Greenbrier Leasing Company LLC
Its:	Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Vice President

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

BRANDON RAILROAD LLC, an Oregon limited liability company

By:	/s/ Martin R. Baker
Name:	Martin R. Baker
Title:	Vice President

MERIDIAN RAIL HOLDINGS CORP., an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

MERIDIAN RAIL ACQUISITION CORP., an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

MERIDIAN RAIL MEXICO CITY CORP.
an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

GREENBRIER LEASING, L.P., a Delaware limited partnership

By:	Greenbrier Management Services, LLC
Its:	General Partner

By:	Greenbrier Leasing Company LLC
Its:	Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Vice President

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

GUNDERSON SPECIALTY PRODUCTS, LLC, a Delaware limited liability company

By:	Gunderson LLC
Sole Member

By:	/s/ Martin R. Baker
Name:	Martin R. Baker
Title:	Vice President

GREENBRIER RAILCAR LEASING, INC. a Washington corporation

By:	/s/ Martin R. Baker
Name:	Martin R. Baker
Title:	Vice President

AUTOSTACK COMPANY LLC, an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A., as a Lender and as L/C Issuer
and Swing Line Lender

	By:	/s/ Chris Swindell
	Name:	Chris Swindell
	Title:	SVP

UNION BANK, N.A., as a Lender

	By:	/s/ Stephen Sloan
	Name:	Stephen Sloan
	Title:	Vice President

FIFTH THIRD BANK, as a Lender

	By:	/s/ Mark G. Gerlach
	Name:	Mark G. Gerlach
	Title:	Vice President

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

UMPQUA BANK, as a Lender

By:	/s/ Jeffrey Seiler
Name:	Jeffrey Seiler
Title:	Vice President

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

BANK OF THE WEST, as a Lender

By:	/s/ Dale Parshall
Name:	Dale Parshall
Title:	Vice President

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

COLUMBIA STATE BANK, as a Lender

By:	/s/ Kevin N. Meabon
Name:	Kevin N. Meabon
Title:	Vice President

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:	/s/ Nate Palmer
Name:	Nate Palmer
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Dawn Moore
Name:	Dawn Moore
Title:	Vice President

THE GREENBRIER COMPANIES, INC.

SECOND AMENDMENT

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I.	Section 7.11(a) – Consolidated Adjusted Interest Coverage Ratio.

	A.	Consolidated EBITDA for the period of the four fiscal quarters then ending on the Statement Date:

		1.	Consolidated Net Income for such period:	$

		2.	Consolidated Interest Charges for such period:	$

		3.	income tax expense or benefit (net of income tax credits) as reported on the consolidated statement of operations of the Borrower and its Subsidiaries for such period:	$

		4.	depreciation and amortization expense:	$

		5.	other extraordinary, unusual or non-recurring charges, expenses or losses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period:	$

		6.	non-cash stock compensation expenses for such period which do not represent a cash item in for such period or any future period:	$

		7.	consent fees (excluding fees to waive existing defaults) paid to holders of Indebtedness permitted under Section 7.03 of the Credit Agreement:[1]	$

		8.	to the extent not already included in Consolidated EBITDA, proceeds of business interruption insurance received by the Borrower or any of its Subsidiaries:	$

		9.	costs, fees, expenses, charges and any one-time payments made related to (A) the Loan Parties’ negotiation and entry into the Loan Documents, or (B) any Permitted Acquisition or any debt or equity offering (whether or not consummated):	$

[1]	The aggregate amount of consent fees added back to Consolidated Net Income for purposes of calculating Consolidated EBITDA, together with the aggregate amount of prepayment premiums excluded from Consolidated Interest Charges pursuant to the parenthetical in clause (b) of the first sentence of the definition of Consolidated Adjusted Interest Coverage Ratio, shall not exceed 3% of the outstanding principal amount of the applicable Indebtedness permitted under Section 7.03 of the Credit Agreement so repaid or the holders of which have been so compensated

	10.	all unrealized non-cash losses under interest rate Swap Contracts during such period:	$

	11.	extraordinary, unusual or non-recurring income or gains of the Borrower and its Subsidiaries increasing such Consolidated Net Income which does not represent a cash item in such period or any future period:	$

	12.	all unrealized non-cash gains under interest rate Swap Contracts during such period:	$

	13.	Consolidated EBITDA (Lines I.A.1+2+3+4+5+6+7+8+9+10-11-12):	$

B.	rent expense[2] for the period of the four prior fiscal quarters ending on the Statement Date:		$

C.	Consolidated Interest Charges[3] for the period of the four fiscal quarters then ending on the Statement Date:		$

D.	Consolidated Adjusted Interest Coverage Ratio[4] ((Line I.A.13 + Line.I.B) ÷ (Line I.C + Line I.B):

minimum Consolidated Adjusted Interest Coverage Ratio permitted for Subject Period: see Section 7.11(a) of the Credit Agreement

II.	Section 7.11 (b) – Consolidated Capitalization Ratio.

	A.	Consolidated Funded Indebtedness at Statement Date:	$

	B.	Stockholders’ Equity at Statement Date:	$

	C.	Consolidated Capitalization Ratio (Line II.A ÷ (Line II.A + Line II.B)):	$

maximum Consolidated Capitalization Ratio permitted for Subject Period: 0.70 to 1.0

[2]	Solely for purposes of this calculation, “rent expense” shall include operating lease expense.
[3]	This calculation of Consolidated Interest Charges shall exclude (i) any non-cash impact associated with any equity or equity-linked securities and (ii) any prepayment premiums or penalties associated with the voluntary prepayment or redemption of Indebtedness permitted under Section 7.03 of the Credit Agreement paid in cash by the Borrower or any of its Subsidiaries. Notwithstanding the forgoing, the aggregate amount of prepayment premiums excluded from Consolidated Interest Charges pursuant to the preceding sentence, together with the aggregate amount of consent fees added back to Consolidated Net Income for purposes of calculating Consolidated EBITDA pursuant to Line I.A.7 above, shall not exceed 3% of the outstanding principal amount of the applicable Indebtedness permitted under Section 7.03 of the Credit Agreement so prepaid or redeemed.
[4]	For purposes of calculation the Consolidated Adjusted Interest Coverage Ratio and in the sole discretion of the Borrower, Consolidated EBITDA and Consolidated Interest Charges shall include pro-forma adjustments to incorporate the financial results of any entity acquired during the subject period by the Borrower or its Subsidiaries.

III.	Section 7.12 – Capital Expenditures.

	A.	capital expenditures made during the portion of the fiscal year ended on the Statement Date:	$

	B.	normal replacements and maintenance which are properly charged to current operations during such period:	$

	C.	expenditures made during such period with the proceeds of any Disposition of fixed or capital assets within 180 days of the date of such Disposition permitted under Section 7.05 of the Credit Agreement:	$

	D.	expenditures made during such period as a lessee of real property to improve the leasehold estate, so long as and to the extent that such expenditure has actually been reimbursed in cash by the applicable lessor:	$

	E.	expenditures to the extent financed with the proceeds of Indebtedness (other than a borrowing of revolving debt or short-term debt), made during such period:	$

	F.	capital expenditures made for leasing assets:	$

	G.	capital expenditures made during such fiscal year (Line III.A – Line III.B – Line III.C – Line III.D – Line III.E – Line III.F):	$

maximum capital expenditures permitted in any fiscal year of the Borrower and its Subsidiaries: $50,000,000